SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1998



                           GreenPoint Financial Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  0-22516                  06-1379001
        ------------             ------------              ------------
       (State or other           (Commission               (IRS Employer
       jurisdiction of           File Number)               Identification
       incorporation)                                        Number)


                    90 Park Avenue, New York, New York 10016
                    -----------------------------------------
               (Address of principal executive offices) (zip code)



                                 (212) 834-1711
                        ---------------------------------
              (Registrant's telephone number, including area code)





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      ITEM 5.  OTHER EVENTS

            On September 30, 1998, GreenPoint Financial Corp., a Delaware corporation (the "Company"), issued a press release announcing that GreenPoint Bank, a New York chartered savings bank and wholly-owned subsidiary of the Company (the "Bank"), had completed its acquisition of the manufactured housing loan business of BankAmerica Housing Services, a division of Bank of America, FSB, a federal savings bank and wholly-owned subsidiary of BankAmerica Corporation, a Delaware corporation ("BankAmerica"), pursuant to a Stock Purchase Agreement, dated as of April 11, 1998, as amended, by and between the Bank and BankAmerica. A copy of the Company's press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

            The Company is accounting for the acquisition of the manufactured housing loan business as a purchase for accounting and financial reporting purposes.


      ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

            (c)   Exhibits.

                  The following exhibit is filed with this report:

      Exhibit 99.1 Press Release dated September 30, 1998.





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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          GREENPOINT FINANCIAL CORP.




      Date:  October 5, 1998             By:   /s/ Howard C. Bluver
                                               ---------------------

                                         Name:  Howard C. Bluver
                                         Title: Senior Vice President and
                                                 General Counsel

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                                  EXHIBIT INDEX


      Exhibit 99.1 Press Release dated September 30, 1998.